Exhibit 99.1

Abpro and Celltrion Unveil Preclinical Data for ABP-102/CT-P72 at AACR 2025, Showcasing Potential Best-in-Class HER2 x CD3 T-Cell Engager

●	Data suggest potential for superior tumor selectivity, potent efficacy, and improved safety profile

●	Abpro and Celltrion have a strategic partnership for worldwide development and commercialization of ABP-102/CT-P72

●	HER2-positive cancers represent up to 30 percent of all cases of breast, gastric, pancreatic, colorectal and other forms of cancer

WOBURN, Mass., April 27, 2025 – Abpro Holdings, Inc. (Nasdaq:ABP) (“Abpro”), a biotechnology company dedicated to advancing next-generation antibody therapies for severe and life-threatening diseases, and Celltrion, a leading biopharmaceutical company, today unveiled preclinical data for ABP-102/CT-P72 in an oral presentation at the American Association for Cancer Research® (AACR) Annual Meeting 2025, in the New Drugs on the Horizon session.

ABP-102/CT-P72, a tetravalent bispecific HER2 x CD3 T-cell engager co-developed with Celltrion, is engineered to selectively target HER2-overexpressing tumors while reducing the risk of on-target, off-tumor toxicity in normal tissues. Preclinical findings presented at AACR suggest the potential of ABP-102/CT-P72 to surpass existing HER2-targeted therapies in both efficacy and safety.

“These compelling preclinical data position ABP-102/CT-P72 as a potential best-in-class HER2-targeting bispecific T-cell engager,” said Robert J. Markelewicz, Jr., MD, MMSc, Chief Medical Officer of Abpro. “The demonstrated ability to drive tumor-selective cytotoxicity while mitigating toxicity challenges seen with prior HER2 T-cell engagers marks a significant advancement in the field. We are excited to work with Celltrion to move ABP-102/CT-P72 into clinical development and bring this promising therapy to patients with HER2-driven cancers.”

Soo Young Lee, Senior Vice President and Head of the New Drug Division at Celltrion Inc., added, “ABP-102/CT-P72 represents a breakthrough in the bispecific antibody space, addressing the long-standing toxicity barriers that have hindered the development of HER2-targeted T-cell engagers. The strong preclinical efficacy and safety data support its potential to redefine treatment options for patients with HER2-positive cancers.”

Key Findings:

●	Highly Selective Tumor Killing: ABP-102/CT-P72 achieves potent cytotoxicity in HER2-overexpressing breast and gastric cancer models while significantly reducing activity against HER2-low cells, addressing a key limitation of prior HER2-targeted T-cell engagers.

●	Enhanced Tumor Growth Inhibition: In vivo studies showed ABP-102/CT-P72 had up to a two-fold increase in tumor suppression compared to a biosimilar of runimotamab, a benchmark HER2 x CD3 bispecific antibody.

●	Reduced Cytokine Release: Engineered for functionally monovalent CD3 binding, ABP-102/CT-P72 minimizes cytokine-related toxicities, as demonstrated by reduced cytokine release in HER2-low cell models while maintaining potent cytotoxicity in HER2-high models.

●	Improved Tolerability: Dose escalation studies in cynomolgus monkeys confirmed that ABP-102/CT-P72 was well tolerated, even at doses exceeding 180 times the maximum tolerated dose observed with the parental antibody, suggesting a broader therapeutic window.

The combination of HER2-selective T-cell activation, reduced cytokine release in HER2-low environments, and high tolerability in non-human primates underscores how ABP-102/CT-P72’s functionally monovalent CD3 binding strategy successfully mitigates on-target off-tumor toxicity. These attributes position ABP-102/CT-P72 as a potentially safer alternative to previous HER2-targeting T-cell engagers, paving the way for a broader therapeutic window in clinical trials, which are planned to start in the first half of 2026.

About ABP-102/CT-P72

ABP-102/CT-P72 an investigational HER2 x CD3 bispecific T-cell engager designed to selectively target HER2-overexpressing tumor cells while reducing activity in HER2-low expressing normal tissues. Its tetravalent IgG1-[L]-scFv format enables bivalent HER2 binding with functionally monovalent CD3 engagement and is designed to optimize tumor selectivity and reduce cytokine-related toxicity. Abpro has an exclusive collaboration with Celltrion, a leading South Korean biotechnology company ranked among the world’s top 25 by market capitalization, to advance ABP-102/CT-P72 in development for the treatment of HER2+ breast, gastric, pancreatic, colorectal, and other cancers.

About Abpro

Abpro’s mission is to improve the lives of mankind facing severe and life-threatening diseases with next-generation antibody therapies. Abpro is advancing a pipeline of next-generation antibody therapies, for HER2+cancers, non-HER2+ gastric and liver cancer, and wet age-related macular degeneration and diabetic macular edema. These antibodies are developed using Abpro’s proprietary DiversImmune® platform. Abpro is located in Woburn, Massachusetts. For more information, please visit www.abpro.co.

Abpro Forward Looking Statements

This press release includes certain disclosures that contain “forward-looking statements,” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, express or implied statements regarding the timing and advancement of development programs, including the timing and availability of additional data, and expectations regarding the therapeutic benefit of Abpro’s programs, as well as strategic partnerships. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this press release are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this press release, including, without limitation, those risks and uncertainties related to the timing and advancement of development programs; Abpro’s ability to continue as a going concern; expectations regarding the therapeutic benefit of Abpro’s programs; that final data from Abpro’s pre-clinical studies and completed clinical trials may differ materially from reported interim data from ongoing studies and trials; Abpro’s ability to efficiently discover and develop product candidates; Abpro’s ability to obtain and maintain regulatory approval of product candidates; Abpro’s ability to maintain its intellectual property; the implementation of Abpro’s business model, including strategic plans for Abpro’s business and product candidates; and other risks identified in Abpro’s filings with the U.S. Securities and Exchange Commission (SEC) including Abpro’s most recent Annual Report on Form 10-K filed with the SEC and subsequent filings with the SEC. Abpro cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. Abpro disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions, or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. Any forward-looking statements contained in this press release represent Abpro’s views only as of the date hereof and should not be relied upon as of the date hereof and should not be relied upon as representing its views as of any subsequent date.

About Celltrion

Celltrion is a leading biopharmaceutical company based in Incheon, South Korea that specializes in researching, developing, manufacturing, marketing and sales of innovative therapeutics that improve people’s lives worldwide. Celltrion endeavors to offer high-quality, cost-effective solutions through an extensive global network that spans more than 110 countries. For more information, please visit https://www.celltrion.com/en-us.

Celltrion Forward Looking Statements

Certain information set forth in this press release contains statements related to our future business and financial performance and future events or developments involving Celltrion, Inc. and its subsidiaries that may constitute forward-looking statements under pertinent securities laws. This press release contains forward looking statements. These statements may be also identified by words such as “prepares”, “hopes to”, “upcoming”, “plans to”, “aims to”, “to be launched”, “is preparing”, “once gained”, “could”, “with the aim of”, “may”, “once identified”, “will”, “working towards”, “is due”, “become available”, “has potential to”, “anticipate” the negative of these words or such other variations thereon or comparable terminology.

In addition, our representatives may make oral forward-looking statements. Such statements are based on the current expectations and certain assumptions of Celltrion, Inc. and its subsidiaries’ management, of which many are beyond its control.

Forward-looking statements are provided to allow potential investors the opportunity to understand management’s beliefs and opinions in respect of the future so that they may use such beliefs and opinions as one factor in evaluating an investment. These statements are not guarantees of future performance and undue reliance should not be placed on them.

Such forward-looking statements necessarily involve known and unknown risks and uncertainties associated with the company’s business, including the risk factors disclosed in its Annual Report and/or Quarterly Reports, which may cause actual performance and financial results in future periods to differ materially from any projections of future performance or results expressed or implied by such statements. Celltrion, Inc. and its subsidiaries undertake no obligation to update forward-looking statements if circumstances or management’s estimates or opinions should change except as required by applicable securities laws.

Abpro Contacts

Company: info@abpro.co

Investors: ir@abpro.co

Media: pr@abpro.co

Celltrion Contacts

Media: pr@celltrion.com

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